UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On December 1, 2022, U.S. Bancorp (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, its acquisition of MUFG Union Bank N.A.’s (“MUFG Union Bank”) core regional banking franchise pursuant to a Share Purchase Agreement, dated as of September 21, 2021 (as amended by Amendment No. 1 to the Share Purchase Agreement, dated as of May 10, 2022), by and among the Company, Mitsubishi UFJ Financial Group, Inc. (“MUFG”) and MUFG Americas Holdings Corporation (“Seller”), which provided for the Company’s purchase from the Seller (the “Share Purchase”) of all the issued and outstanding shares of common stock of MUFG Union Bank.

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days after the date that the Original 8-K was required to be filed with respect to the above referenced transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The Company is filing: (i) as Exhibit 99.1 to this Amended 8-K, MUFG Union Bank’s audited consolidated financial statements as of December 31, 2021 and for the year ended December 31, 2021; (ii) as Exhibit 99.2 to this Amended 8-K, MUFG Union Bank’s unaudited consolidated financial statements as of September 30, 2022 and for the nine months ended September 30, 2022; and (iii) as Exhibit 99.3 to this Amended 8-K, the unaudited pro forma condensed combined consolidated financial statements of the Company and MUFG Union Bank, consisting of the unaudited pro forma condensed combined consolidated income statements of the Company and MUFG Union Bank for the year ended December 31, 2021 and nine months ended September 30, 2022, giving effect to the Share Purchase as if it had occurred on January 1, 2021, and the unaudited pro forma condensed combined consolidated balance sheet of the Company and MUFG Union Bank as of September 30, 2022, giving effect to the Share Purchase as if it had occurred on September 30, 2022.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and MUFG Union Bank would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Share Purchase was consummated.

This Amended 8-K does not modify or update the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, nor does it reflect any subsequent information or events.

(d) Exhibits.

23	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements of MUFG Union Bank as of December 31, 2021 and for the year ended December 31, 2021.

99.2	Unaudited consolidated financial statements of MUFG Union Bank as of September 30, 2022 and for the nine months ended September 30, 2022.

99.3	Unaudited pro forma condensed combined consolidated financial statements of the Company and MUFG Union Bank, consisting of the unaudited pro forma condensed combined consolidated income statements of the Company and MUFG Union Bank for the year ended December 31, 2021 and nine months ended September 30, 2022, and unaudited pro forma condensed combined consolidated balance sheet of the Company and MUFG Union Bank as of September 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By	/s/ Lisa R. Stark
Lisa R. Stark
Executive Vice President and Controller

DATE: February 16, 2023